BAK
423448A
BAK BATTERY
Rechargeable li-ion Battery
433450A
BAK
063448A
BAK
BAK BATTERY
Rechargeable li-ion Battery

BAK

China BAK Battery, Inc.
(Nasdaq: CBAK)

Feb 2010

Corporate Presentation

Safe Harbor Statement

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management’s plans, goals and objectives for future operations and growth.  In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,”
“seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” or the negative of these terms or other comparable terminology.  You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements .

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An upstart in providing power cells for electric
cars and bikes

Established leader in manufacturing Li-ion
mobile and notebook batteries

Strong performance amid economic recession

Shipment started to a Tier 1 OEM notebook
customer

Investment Considerations

-  3 -

BAK Tianjin started in 2006

350k Sq. meters of industrial campus and
200k Sq. meters of facility area

BAK Shenzhen started in 2001

Listed on NASDAQ (CBAK) in 2006

6,300 employees

490k Sq. meters of industrial campus

R&D Center in Vancouver, Canada and
Sales Office in Austin, Texas

BAK Tianjin

BAK Shenzhen

Basics

Leadership Team

Xiangqian Li, Chairman and CEO

Visionary leader in China Li-ion battery industry

Led CBAK since founding; full-time, operating CEO

Tony Shen, CFO, 3 years with CBAK

Former CFO at eLong Inc (Nasdaq: LONG), led
eLong to its first quarter of operating profit

Directed comprehensive cost/expense reduction
efforts

Ken Broom, COO, 3 years with CBAK

20+ years of management, engineering and sales
experience in the Li-ion battery industry

Successful tenure as GM at NEC Moli Energy and E-
One Moli Energy

-  5 -

Dr. Ulrich von
Sacken

Joined BAK in
Feb 2007

Prior to that Vice
CTO at Moli
Energy

20years battery
experience

Dr.HuanYu Mao

Joined BAK in
Sep 2004

Successful tenure
as CTO at Lishen;
previous to that
researcher at NEC
Moli Energy

17years battery
experience

Dr. Brian Way

Joined BAK in
Oct 2007

Prior to that
R&D Director at
Moli in Canada

16years
battery
experience

Dr. ZhongYi Deng

Joined BAK in

Dec 2006

Prior to that
Technical Director
at Ferro in
America

15 years battery
experience

R&D Team

Polymer Cells

PDAs

Digital cameras

Bluetooth headsets

MP3/ Portable
entertainment

Prismatic

Aluminum-Case Cells

Cell phones

Cylindrical Cells

Notebook Computers

Power Cells

Hybrid-electric
vehicles

Light-electric
vehicles

Uninterruptible
Power Supply

Li-ion
Rechargeable
Batteries

Key Applications

-  7 -

New Products at BAK Tianjin

LiFePO4 Power Battery
selected as a key project of
"863 Program", by Ministry of
Science and Technology

$1M contract won at First
Automotive

-  8 -

BAK supplied to
Black & Decker’s
Dewalt 36V Power
tool in 2005-2007

BAK started to
supply batteries for
LED, HEV, PHEV &
EV in 2009

LiFePO4 Cells-Then and Now

BAK
BAK BATTERY
BAK
BAK BATTERY

Projects

No.	Type	Voltage /V	Capacity /Ah	Cell size/mm T×W×H	IR /mΩ	Applications (HEV/PHEV/EV)
1	18650	3.6	2.0	Φ18×65	70	EV
2	26650HP	3.2	2.2	Φ26×65	≤8	HEV/PHEV
3	26650MP	3.2	2.7	Φ26×65	≤20	PHEV/EV
4	36800MP	3.2	5.5	Φ36×800	≤10	PHEV/EV
5	20148130	3.2	20	20×148×130	≤2	HEV/PHEV
6	20148240	3.2	50	20×148×240	≤3	EV
7	42148240	3.2	100	42×148×240	≤2	EV

Products

Developing

BAK

Traditional Customers

Cylindrical (Notebook and Netbook)

Started shipping to a leading notebook manufacturer in June 09

Another tier 1 notebook manufacturer shipments will start by
Spring 2010

Asus (Taiwanese notebook/net-book maker) volume shipment

Prismatic Aluminum-Case (Cell phone)

US$20M project won recently at Huawei

Foxconn, Lenovo, ZTE, Haier and Hisense

Polymer

SanDisk

-  11 -

300
250
200
150
100
50
0
101.9
143.8
145.9
245.3
211.1
270
2005
2006
2007
2008
2009
2010E

China BAK Revenues (FY 2005-2010)
(US$M)

70
60
50
40
30
20
10
0
68.1
10.6
40.8
3.0
44.7
5.0
57.6
8.1
50
9.6
Q109
Q209
Q309
Q409
Q110
Revenues
Gross Profit

Quarterly Revenues and Gross Profit
 (US$M)

20%
16%
12%
8%
4%
0%
15.6%
7.4%
11.3%
14.1%
19%
Q109
Q209
Q309
Q409
Q110

Gross Margin

$20M RD Offering (Oct ‘09)

Strengthened Capital Structure

All $20M has been used for debt reduction

Favorable Distribution

European and US investors participated and reached

Both Clean Tech/New Energy and China-focused
funds targeted

-  15 -

Thank You